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                                                                    Exhibit 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS





As independent public accountants, we hereby consent to the incorporation by reference in this Form S-8 registration statement of our report dated October 25, 2001 included in the MSC Industrial Direct Co., Inc. Form 10-K for the year ended September 1, 2001 and to all references to our Firm included in this Form S-8 registration statement.



                                         ARTHUR ANDERSEN LLP




Melville, New York
March 11, 2002